                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 -------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 7, 1996
                                                  --------------------------


              INTERNATIONAL WIRELESS COMMUNICATIONS HOLDINGS, INC.
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               (Exact name of registrant as specified in charter)


       Delaware                      0-                       94-3248701
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

400 S. El Camino Real, Suite 1275, San Mateo, California               94402
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:     (415) 548-0808
                                                   -------------------



                                 Not Applicable.
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         (Former name or former address, if changed since last report.)



                        This document contains six pages.
                     The Exhibit Index appears on page six.


                                 Page 1 of 6.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  (a) On November 7, 1996, International Wireless Communications, Inc. ("IWC"), a wholly-owned subsidiary of the Registrant, acquired 85,030,000 newly issued ordinary shares, nominal value HK$1.00 per share (the "Shares"), of Star Digitel Limited ("SDL"), a Hong Kong company engaged in the cellular telephone business in the People's Republic of China (the "Acquisition"), pursuant to a subscription agreement (the "Subscription Agreement") dated as of September 23, 1996, among IWC, SDL, Star Telecom Holding Limited ("STHL"), a Hong Kong company, and Star Telecom International Holding Limited ("STIHL"), a Bermuda company listed on The Stock Exchange of Hong Kong Limited. STHL is a wholly owned subsidiary of STIHL. The Shares acquired by IWC represent a 40% equity interest in SDL. Prior to the Acquisition, SDL was a wholly-owned subsidiary of STHL, which currently holds the remaining 60% equity interest in SDL.

                  The aggregate consideration paid by IWC for the Shares was US$20,000,000 in cash (the "Consideration"), US$11,000,000 of which was paid to SDL and US$9,000,000 of which was paid to STHL. The Consideration was provided out of the Registrant's general working capital and out of the proceeds of the Registrant's recent sale of 14% senior secured discount notes and warrants to purchase shares of the Common Stock of the Registrant, which sale was consummated on August 15, 1996.

                  The determination of the amount of the Consideration was based upon arm's-length negotiations between IWC and STHL. Pursuant to the terms of the Subscription Agreement, IWC placed US$9,000,000 of the Consideration in escrow on September 23, 1996, pending the fulfillment of certain closing conditions. On November 7, 1996, these conditions were either fulfilled or waived by IWC, and the escrowed portion of the Consideration was released to STHL in connection with the closing of the Acquisition.

                  The Subscription Agreement also provides for payment by IWC of up to an additional $28,000,000, $9,000,000 of which will be paid to STHL and $19,000,000 of which will be paid to SDL, to acquire an additional 220,305,000 newly issued ordinary shares of SDL if SDL achieves certain operational milestones to the satisfaction of IWC in its sole discretion on or before August 7, 1997. If SDL does not achieve such milestones to the satisfaction of IWC in its sole discretion on or before such date, IWC may exchange its equity interest in SDL for a pre-determined number of ordinary shares of STIHL.

                  Pursuant to the Subscription Agreement, IWC, SDL and STHL also entered into a shareholders' agreement and various other agreements, including agreements related to the provision of management and technical services to SDL by IWC and STHL. Additional information regarding SDL and the terms of the Acquisition is set forth in the Subscription Agreement and the exhibits thereto, which qualify the foregoing description of the Acquisition in its entirety and are incorporated herein by reference.


                                  Page 2 of 6.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

     (a)  Financial Statements of the Business Acquired. The following financial
          ---------------------------------------------
          statements for SDL are hereby incorporated by reference to the financial statements contained in the Registrant's Registration Statement on Form S-1, filed with the Commission on September 13, 1996, as subsequently amended (Reg. No.333-11987).

          (1) Independent Accountant's Report (Deloitte Touche Tohmatsu, Certified Public Accountants);

          (2) Consolidated Balance Sheets at December 31, 1994 and 1995 (audited) and at June 30, 1996 (unaudited);

          (3) Consolidated Profit and Loss Account for each of the three years ended December 31, 1993, 1994, and 1995 (audited) and for the six-month period ended June 30, 1996 (unaudited);

          (4) Consolidated Cash Flow Statements for each of the three years ended December 31, 1993, 1994 and 1995 (audited) and for the six-month period ended June 30, 1996 (unaudited); and

          (5)  Notes to Consolidated Financial Statements.

     (b)  Pro Forma Financial Information. The following pro forma financial
          -------------------------------
          information for the Registrant is incorporated by reference to the Pro Forma Consolidated Condensed Financial Statements of the Registrant contained in the Registrant's Registration Statement on Form S-1, filed with the Commission on September 13, 1996, as subsequently amended (Reg. No. 333- 11987).

          (1)  Pro Forma Consolidated Condensed Balance Sheets at
               December 31, 1995 (unaudited) and September 30, 1996 (unaudited);

          (2) Pro Forma Consolidated Condensed Statements of Operations for the fiscal year ended December 31, 1995 (unaudited) and for the nine-month period ended September 30, 1996 (unaudited); and

          (3)  Notes to Pro Forma Consolidated Financial Statements.


                                  Page 3 of 6.

     (c)      Exhibits.
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              Exhibit
              Number   Description
              -------  -----------
              2.7      Subscription Agreement dated September 23,
                       1996, by and among IWC, SDL, STHL and STIHL, including:

                       Exhibit A   Form of Escrow Agreement
                       Exhibit B   Form of Shareholders' Agreement
                       Exhibit C   Form of STHL Management Services Agreement
                       Exhibit D   Form of IWC Management Services Agreement
                       Exhibit E   Form of Noncompetition Agreement
                       Exhibit F   Form of Loan Agreement

              2.8 Letter Agreement between IWC and STHL regarding the loan agreement between SDL and STHL, dated November 7, 1996

              2.9 Letter Agreements between IWC and STHL regarding indemnification, dated November 5, 1996 and November 7, 1996


                                  Page 4 of 6.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       International Wireless Communications
                                       Holdings, Inc.

Dated:  November 21, 1996              By:  /s/ Douglas S. Sinclair
                                            ------------------------------
                                            Douglas S. Sinclair
                                            Executive Vice President and Chief
                                            Financial Officer








                                  Page 5 of 6.


                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------
2.7*              Subscription Agreement dated September 23, 1996, by and among
                  International Wireless Communications, Inc. ("IWC"), Star
                  Digitel Limited ("SDL"), Star Telecom Holding Limited ("STHL")
                  and Star Telecom International Holding Limited, including:

                  Exhibit A         Form of Escrow Agreement
                  Exhibit B         Form of Shareholders' Agreement
                  Exhibit C         Form of STHL Management Services Agreement
                  Exhibit D         Form of IWC Management Services Agreement
                  Exhibit E         Form of Noncompetition Agreement
                  Exhibit F         Form of Loan Agreement

2.8** Letter Agreement between IWC and STHL regarding the loan agreement between SDL and STHL, dated November 7, 1996

2.9*** Letter Agreements between IWC and STHL regarding indemnification, dated November 5, 1996 and November 7, 1996


------------

  * Incorporated by reference to Exhibit No. 2.2 to the Registrant's Registration Statement on Form S-1, filed on September 13, 1996, as subsequently amended (Reg. No. 333-11987).
 ** Incorporated by reference to Exhibit No. 2.3 to the Registrant's Registration Statement on Form S-1, filed on September 13, 1996, as subsequently amended (Reg. No. 333-11987).
*** Incorporated by reference to Exhibit No. 2.4 to the Registrant's Registration Statement on Form S-1, filed on September 13, 1996, as subsequently amended (Reg. No. 333-11987).

                                  Page 6 of 6.